UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 19, 2005

                               ACORN HOLDING CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                               FILE NUMBER 0-11454
                            (Commission File Number)

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                DELAWARE                                  59-2332857
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(State or other Jurisdiction of                (I.R.S. Employer Identification)
Incorporation or Organization)
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                                2618 York Avenue
                                Minden, LA 71055
                    (Address of Principal Executive Offices)

                                 (318) 382-4574
              (Registrant's telephone number, including area code)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 19, 2005, Acorn Holding Corp. ("Acorn") issued to each of Robert Zummo, Avraham (Miko) Gilat, Larry Matheson and Zwika Kreisman a Warrant to Purchase Common Stock, relating to shares of Acorn's common stock, par value $0.01 (the "Common Stock"). The aggregate number of shares of Common Stock that each of Mr. Zummo and Mr. Gilat can purchase pursuant to the Warrants to Purchase Common Stock (the "Warrants") is 200,000 shares of Common Stock at an exercise price of $0.25 per share and the aggregate number of shares of Common Stock that each of Mr. Matheson and Mr. Kreisman can purchase is 100,000 shares of Common Stock. The Warrants became exercisable immediately and expire on August 19, 2008. Messrs. Zummo, Gilat, Matheson and Kreisman have all been appointed to fill vacancies on the Acorn Board of Directors, and the Warrants are intended to compensate them for their service to Acorn as Board members.
Messrs.   Zummo  and  Gilat  are  Chairman  and  Vice  Chairman  of  the  Board,
respectively.

The foregoing is a summary of the terms and conditions of the form of Warrant issued to each of Messrs. Zummo, Gilat, Matheson, and Kreisman and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the Warrant issued to each of Messrs. Zummo, Gilat, Matheson and Kreisman, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.


Item 3.02. Unregistered Sales of Equity Securities.

On August 19, 2005, Acorn completed a private placement of securities to each of Messrs. Zummo, Gilat, Mathson, and Kreisman pursuant to which each of Mr. Zummo and Mr. Gilat received Warrants to purchase up to 200,000 shares of Common Stock at an exercise price of $0.25 per share and each of Mr. Matheson and Mr. Kreisman received Warrants to purchase up to 100,000 shares of Common Stock at an exercise price of $0.25 per share/


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In  connection  with the private  placement,  Acorn relied on an exemption  from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder. Messrs. Zummo, Gilat, Matheson, and Kreisman represented to Acorn that they were "accredited investors" as defined in Rule 501(a) promulgated in the Securities Act and that they were receiving the Warrants for their own account and not with a present view towards the public sale or distribution thereof.

As described in Item 1.01 of this Current Report on Form 8-K, the Warrants became exercisable immediately and expire on August 19, 2008. Copies of Warrants issued to each of Messrs. Zummo,. Gilat, Matheson, and Kreisman are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits Furnished.

10.1 Warrant to Purchase Common Stock of Acorn Holding Corp., dated as of August 19, 2005.

10.2 Warrant to Purchase Common Stock of Acorn Holding Corp., dated as of August 19, 2005.

10.3 Warrant to Purchase Common Stock of Acorn Holding Corp., dated as of August 19, 2005.

10.4 Warrant to Purchase Common Stock of Acorn Holding Corp., dated as of August 19, 2005.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 19, 2005


                                          ACORN HOLDING CORP.


                                          By: /s/ Robert Zummo
                                          --------------------------------------
                                          Robert Zummo
                                          Chief Executive Officer and Principal
                                          Accounting Officer